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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 1998

                             MCLEODUSA INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                    0-20763                  42-1407240
     (STATE OR OTHER              (COMMISSION               (IRS EMPLOYER
      JURISDICTION               FILE NUMBER)          IDENTIFICATION NUMBER)
    OF INCORPORATION)

             MCLEODUSA TECHNOLOGY PARK                       52406-3177
 6400 C STREET, S.W., P.O. BOX 3177, CEDAR RAPIDS, IA        (ZIP CODE)

                              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 364-0000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

THIRD QUARTER RESULTS FOR 1998

  On October 28, 1998, the Company issued a press release announcing its third quarter results for 1998. Revenues were $148.6 million for the quarter ended September 30, 1998, an increase of 201 percent compared to revenues of $49.3 million for the third quarter of 1997. Net loss for the quarter was $33.0 million or $(0.52) per share compared to a net loss of $23.7 million or $(0.45) per share for the third quarter of 1997. EBITDA (earnings before interest, taxes, depreciation and amortization) for the quarter was a positive $3.7 million compared with EBITDA loss of $13.6 million a year ago. Enclosed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on October 28, 1998.

                                   * * * * *

  Certain statements contained in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties, including, but not limited to revision of expansion plans, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of McLeodUSA Incorporated to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Business-Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, which is filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c) Exhibits.

 99.1 Press Release, dated October 28, 1998, announcing the Company's third quarter results for 1998.

                                       2
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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          McLeodUSA Incorporated

Date: October 29, 1998


                                          By:        /s/ Randall Rings
                                              ---------------------------------
                                                       RANDALL RINGS
                                               VICE PRESIDENT, SECRETARY AND
                                                      GENERAL COUNSEL
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                                 EXHIBIT INDEX

                                                            PAGE NUMBER
                                                           IN SEQUENTIAL
 EXHIBIT NUMBER                 EXHIBIT                   NUMBERING SYSTEM
 --------------                 -------                   ----------------
      99.1      Press Release, dated October 28, 1998,
                 announcing the Company's third quarter
                 results for 1998.